Exhibit 10.3

INCREMENTAL TERM LOAN AMENDMENT

This INCREMENTAL TERM LOAN AMENDMENT (this “Amendment”), dated as of October 23, 2018, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, Jefferies Finance LLC, as the 2018 Incremental Term Lender, and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain Credit Agreement, dated as of August 31, 2017 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 2.19 of the Credit Agreement (as amended pursuant to this Amendment, the “Amended Credit Agreement”), (i) the Borrower has requested Incremental Term Loans in an aggregate principal amount of $180,000,000 pursuant to clause (i)(x) of the first proviso of Section 2.19(a) of the Credit Agreement and (ii) the 2018 Incremental Term Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the 2018 Incremental Term Lender will make Incremental Term Loans on the Effective Date to the Borrower in an aggregate principal amount of $180,000,000 (the “2018 Incremental Term Loans”);

WHEREAS, this Amendment is an Incremental Amendment under and as defined in Section 2.19 of the Credit Agreement; and

WHEREAS, Agent and the 2018 Incremental Term Lender are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

2.Incremental Term Facility; Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Borrower, the Guarantors, the 2018 Incremental Term Lender and Agent hereby agree as follows:

a)    The Borrower is requesting 2018 Incremental Term Loans in the aggregate principal amount of $180,000,000 from the 2018 Incremental Term Lender pursuant to and on the terms set forth in Section 2.19 of the Credit Agreement, effective on the Effective Date, and on the Effective Date, the Borrower will borrow the full amount of the 2018 Incremental Term Loans from the 2018 Incremental Term Lender. The full principal amount of such 2018 Incremental Term Loans are being incurred initially in reliance on clause (i)(x) of the first proviso of Section 2.19(a) under the Credit Agreement.
b)    The 2018 Incremental Term Lender hereby agrees to make the 2018 Incremental Loan to the Borrower on the Effective Date in a principal amount equal to its 2018 Incremental Term Loan Commitment as set forth on Schedule 2.01(A) hereto.

c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“First Incremental Amendment” shall mean the Incremental Term Loan Amendment, dated as of October 23, 2018, by and among the Borrower, the Guarantors, the 2018 Incremental Term Lender and the Administrative Agent.

“First Incremental Amendment Date” shall mean the date on which all the conditions precedent set forth in Section 6 of the First Incremental Amendment shall have been satisfied or waived in accordance with the terms thereof.

“2018 Incremental Term Lender” shall mean any Lender having a 2018 Incremental Term Loan Commitment and/or a 2018 Incremental Term Loan outstanding hereunder.

“2018 Incremental Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a 2018 Incremental Term Loan hereunder, expressed as an amount representing the maximum principal amount of the 2018 Incremental Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension Amendment. The initial amount of each Lender’s 2018 Incremental Term Loan Commitment is set forth on Schedule 2.01(A) under the caption “2018 Incremental Term Loan Commitment” or, otherwise, in the Assignment and Acceptance, Incremental Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its 2018 Incremental Term Loan Commitment, as the case may be. The initial aggregate amount of the 2018 Incremental Term Loan Commitments as of the First Incremental Amendment Date is $180,000,000.

“2018 Incremental Term Loans” shall mean the Incremental Term Loans made by the 2018 Incremental Term Lenders on the First Incremental Amendment Date to the Borrower pursuant to the First Incremental Amendment and Section 2.01(a)(ii).

d)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Lead Arrangers” shall mean Jefferies Finance LLC and KKR Capital Markets LLC, in their capacities as joint lead arrangers and joint bookrunners in respect of this Agreement and the First Incremental Amendment.

“Term Loan Maturity Date” shall mean (i) with respect to the Initial Term Loans borrowed on the Closing Date and the 2018 Incremental Term Loans borrowed on the First Incremental Amendment Date that have not been extended pursuant to Section 2.21, August 31, 2024; provided that the Term Loan Maturity Date with respect to the Initial Term Loans borrowed on the Closing Date and the 2018 Incremental Term Loans borrowed on the First Incremental Amendment Date that have not been extended pursuant to Section
2.21 shall be October 15, 2020 if, by October 15, 2020, at least $200,000,000 of the 2021
Unsecured Notes have not either been repaid, repurchased or redeemed or refinanced with Indebtedness permitted hereunder having a maturity date not earlier than six months after the Term Loan Maturity Date applicable to such Initial Term Loans and 2018 Incremental Term Loans (the “Original Term Loan Maturity Date”), (ii) with respect to any tranche of Extended Term Loans, the final maturity date as specified in the applicable Extension Amendment, (iii) with respect to any Other Term Loans that have not been extended pursuant to Section 2.21, the final maturity date as specified in the applicable Refinancing Amendment and (iv) with respect to any other Incremental Term Loans that have not been extended pursuant to Section 2.21, the final maturity date as specified in the applicable Incremental Amendment; provided that, if any such day is not a Business Day, the applicable Term Loan Maturity Date shall be the Business Day immediately succeeding such day.

e)    Section 2.01 of the Credit Agreement is hereby amended by adding the following sentence to the definition of “Class” therein:

Notwithstanding any provision herein to the contrary, the Initial Term Loans and the 2018 Incremental Term Loans shall be deemed to be, and treated as, part of a single Class of Term Loans for all purposes hereof, including for any purposes of any determination of Required Class Lenders and the application of repayments or prepayments to the Term Loan.

f)    Section 2.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

(a) each Term Lender agrees, severally and not jointly, to (i) make an Initial Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the initial amount of such Term Lender’s Term Loan Commitment (if any) and (ii) make a 2018 Incremental Term Loan to the Borrower on the First Incremental Amendment Date in a principal amount not to exceed its 2018 Incremental Term Loan Commitment (if any); and

g)    Section 2.09 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

(a) The Term Loan Commitments for the Initial Term Loans in effect on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date. The 2018 Incremental Term Loan Commitments for the 2018 Incremental Term Loans in effect on the First Incremental Amendment Date shall automatically terminate upon the making of the 2018 Incremental Term Loans on the First Incremental Amendment Date. The Revolving Commitments and the LC Commitment shall automatically terminate on the Revolving Maturity Date.

h)    Section 2.11 of the Credit Agreement is hereby amended by amending and restating clause (a)(i) thereof as follows:

(a)(i) The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders with respect to the Initial Term Loans and the 2018 Incremental Term Loans (A) solely for the ratable account of the Term Lenders with respect to the Initial Term Loans funded on the Closing Date, on the last Business Day of each March, June, September and December, commencing with the installment date occurring on or around December 31, 2017 and ending with the installment date occurring on or around September 28, 2018, an amount equal to $3,225,000.00 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.12 and 2.13 or, if applicable, Section 10.04(m)(vi) and as a result of the conversion of such Term Loans to Extended Term Loans or the refinancing of such Term Loans with Credit Agreement Refinancing Indebtedness), (B) on the last Business Day of each March, June, September and December, commencing with the installment date occurring on or around December 31, 2018, an amount equal to $3,679,545.45 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.12 and 2.13 or, if applicable, Section 10.04(m)(vi) and as a result of the conversion of such Term Loans to Extended Term Loans or the refinancing of such Term Loans with Credit Agreement Refinancing Indebtedness) and (C) on the Term Loan Maturity Date for the Initial

Term Loans and the 2018 Incremental Term Loans, the aggregate principal amount of all Initial Term Loans and 2018 Incremental Term Loans outstanding on such date, together with, in the case of each of clauses (A), (B) and (C), accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Upon the conversion of such Term Loans to Extended Term Loans or the refinancing of such Term Loans with Credit Agreement Refinancing Indebtedness, all amortization payments shall be reduced ratably by the aggregate principal amount of such Term Loans so converted or refinanced.

i)    The Credit Agreement is hereby amended by inserting thereto the Schedule 2.01(A) attached hereto.

j)    For the avoidance of doubt, (i) the 2018 Incremental Term Loans shall be deemed to be “Loans”, “Incremental Term Loans”, “Initial Term Loans” and “Term Loans”, (ii) each 2018 Incremental Term Lender shall be deemed to be a “Lender”, an “Incremental Term Lender” and a “Term Lender”, (iii) the 2018 Incremental Term Loan Commitments shall be deemed to be a “Term Loan Commitment”, and (iv) this Amendment shall be deemed to be an “Incremental Amendment” and a “Loan Document”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

3.Joinder. Each 2018 Incremental Term Lender acknowledges and agrees that, from and after the Effective Date, such 2018 Incremental Term Lender commits to provide its 2018 Incremental Term Loan Commitment, as set forth on Schedule 2.01(A) attached hereto on the terms and subject to the conditions set forth herein, shall be a “Term Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all the rights of a Lender thereunder.

4.	Fungibility.

a)    The 2018 Incremental Term Loans shall have the same terms as the Initial Term Loans borrowed on the Closing Date, including, but not limited to, the 2018 Incremental Term Loans shall bear interest as provided for in the Amended Credit Agreement in respect of Initial Term Loans. The parties hereto hereby agree that, notwithstanding anything in the Amended Credit Agreement to the contrary, (i) the initial Interest Period with respect to 2018 Incremental Term Loans shall commence on the Effective Date and end on the date(s) necessary (as determined by the Administrative Agent) to ensure that all such 2018 Incremental Term Loans are included in the same Class as the Initial Term Loans funded under the Amended Credit Agreement on the Closing Date and (ii) the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that all 2018 Incremental Term Loans are included in the same Class as the Initial Term Loans funded under the Amended Credit Agreement on the Closing Date and the Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

b)    The Borrower’s execution and delivery of this Amendment to the Administrative Agent shall constitute notice to the Administrative Agent by the Borrower requesting the 2018 Incremental Term Loans pursuant to Section 2.19(a) of the Credit Agreement, and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.19(a) of the Credit Agreement.

5.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto that the following statements are true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)):

a)    each of the representations and warranties set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) on and as of such earlier date with the same effect as though made on and as of the Effective Date or such earlier date, as applicable; and

b)    as of the date hereof and immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing.

6.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Effective Date”):

a)    the Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that, as of the Effective Date, (i) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) on and as of such earlier date with the same effect as though made on and as of the Effective Date or such earlier date, as applicable; (ii) after giving effect to this Amendment, no Event of Default exists or would result from the incurrence of the 2018 Incremental Term Loan Commitments and 2018 Incremental Term Loans contemplated by this Amendment; and (iii) the proceeds of the 2018 Incremental Term Loans shall be used for working capital, capital expenditures and general corporate purposes (including acquisitions, investments, restricted payments and other transactions not prohibited by the Amended Credit Agreement and the other Loan Documents);

b)    Holdings and the Borrower shall have paid to the Agent and the Lead Arranger with respect to the 2018 Incremental Term Loans (i) all applicable fees and other amounts due and payable to the Agent and such Lead Arranger (including all upfront fees due and payable to the Lead Arrangers on behalf of the 2018 Incremental Term Lenders (or original issue discount in lieu thereof)) on or prior to the Effective Date, as separately agreed to by the Borrower, the Agent and such Lead Arranger and (ii) to the extent invoiced at least three Business Days prior to the Effective Date (except as otherwise reasonably agreed by the Borrower), all costs and expenses required to be paid by the Borrower on the Effective Date;

c)    the Agent shall have received, on behalf of itself, the Collateral Agent and the 2018 Incremental Term Lender, an opinion of (i) Ropes & Gray LLP, counsel for the Loan Parties, and
(ii) each local counsel for the Loan Parties listed on Schedule 4.02(d) to this Amendment (or other local counsel reasonably acceptable to the Agent), in each case, dated the Effective Date and addressed to the Agent, the Collateral Agent and the 2018 Incremental Term Lenders, in each case, in customary form and substance.

d)    the Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below (or that the by-laws or operating (or limited liability company) agreement of such Loan Party has not been amended or otherwise modified since the delivery of such documents on the Closing Date), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the 2018 Incremental Term Loan Commitments and 2018 Incremental Term Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

e)    the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and the 2018 Incremental Term Lender;

f)    the Agent shall have received a Note executed by the Borrower in favor of the 2018 Incremental Term Lender if it has requested a Note at least ten Business Days in advance of the Effective Date;

g)    the Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer, chief operating officer or other officer with similar responsibilities of the Borrower;
h)    the Agent shall have received a request for a Credit Extension (which may be conditioned on the effectiveness of this Amendment) in accordance with the requirements of the Amended Credit Agreement;

i)    the Agent shall have received, at least two days prior to the Effective Date, all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least five days prior to the Effective Date;

j)    the Borrower shall have paid to the Administrative Agent, for the benefit of the 2018 Incremental Term Lender in respect of the 2018 Incremental Term Loans, a fee in an amount equal to 0.25% of the aggregate stated principal amount of the 2018 Incremental Term Lender’s 2018 Incremental Term Loans funded on the Effective Date (and such fee may take the form of original issue discount); and

k)    any interest, fees, expenses and other amounts that have accrued and are owing to Lenders (even if they are not yet due and payable) as of the day prior to the Effective Date shall have been paid to the Agent and Lenders.

7.	Acknowledgement.

a)    The Borrower and each Guarantor hereby confirm that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

b)    The Borrower and each Guarantor acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

c)    Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment (including the 2018 Incremental Term Loan Commitments and 2018 Incremental Term Loans made by the 2018 Incremental Term Lenders) and acknowledges and agrees that each 2018 Incremental Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

d)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

e)    The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.

f)    Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the 2018 Incremental Term Loans under the Amended Credit Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

8.	GOVERNING LAW AND WAIVER OF JURY TRIAL.

a)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

b)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(B).

9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

10.Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

a)    On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

b)    Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

c)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

d)    Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, and the 2018 Incremental Term Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

11.Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and Lead Arrangers in connection with the preparation, negotiation and execution of this Amendment and the syndication of the 2018 Incremental Term Loans, including, without limitation, all Attorney Costs, in each case, to the extent required under Section 10.05 of the Credit Agreement.

12.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

13.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC.,
as Borrower

By:     /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey

Title:	Executive Vice President and Chief Financial Officer

SP HOLDCO I, INC.,
as Holdings

By:     /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Incremental Term Loan Amendment]

SUBSIDIARY GUARANTORS:	AMBULATORY RESOURCE CENTRES INVESTMENT COMPANY, LLC
AMBULATORY RESOURCE CENTRES OF WASHINGTON, INC.
AMBULATORY RESOURCE CENTRES OF WILMINGTON, INC.
ANESTHESIOLOGY PROFESSIONAL SERVICES, INC. APS OF BRADENTON, LLC
APS OF HAMMOND, LLC
ARC DEVELOPMENT CORPORATION
ARC FINANCIAL SERVICES CORPORATION
ASC OF NEW ALBANY, LLC
HAMMOND ANESTHESIA SERVICES, LLC
IDAHO FALLS COMMUNITY HOSPITAL, LLC
LOGAN LABORATORIES, LLC
LUBBOCK SURGICENTER, INC.
MEDICAL BILLING SOLUTIONS, LLC
NEOSPINE SURGERY OF PUYALLUP, LLC
NEOSPINE SURGERY, LLC
NOVAMED ACQUISITION COMPANY, INC.
NOVAMED ALLIANCE, INC.
NOVAMED MANAGEMENT OF KANSAS CITY, INC.
NOVAMED MANAGEMENT SERVICES, LLC
NOVAMED OF BETHLEHEM, INC.
NOVAMED OF LEBANON, INC.
NOVAMED OF SAN ANTONIO, INC.
NOVAMED OF TEXAS, INC.
NOVAMED OF WISCONSIN, INC.
NOVAMED, INC.
PHYSICIANS SURGICAL CARE, INC.
PSC DEVELOPMENT COMPANY, LLC
PSC OPERATING COMPANY, LLC
RIVERSIDE ANESTHESIA SERVICES, LLC
RIVERSIDE BILLING AND MANAGEMENT COMPANY, LLC
RIVERSIDE SPINE & PAIN PHYSICIANS, LLC
SARASOTA ANESTHESIA SERVICES, LLC
SARC/ASHEVILLE, INC.

By:    /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey
Title:    President and Chief Financial Officer

[Signature Page to Incremental Term Loan Amendment]

SARC/FT. MYERS, INC.
SARC/GEORGIA, INC.
SARC/KENT, LLC
SARC/LARGO ENDOSCOPY, INC.
SARC/LARGO, INC.
SARC/PROVIDENCE, LLC
SARC/ST. CHARLES, INC.
SARC/VINCENNES, INC.
SMBI DOCS, LLC
SMBI GREAT FALLS, LLC
SMBI HAVERTOWN, LLC
SMBI IDAHO, LLC
SMBI LHH, LLC
SMBI PORTSMOUTH, LLC
SMBI STLWSC, LLC
SMBIMS BIRMINGHAM, INC.
SMBIMSDURANGO, LLC
SMBIMS FLORIDA I, LLC
SMBIMS KIRKWOOD, LLC
SMBIMS STEUBENVILLE, INC.
SMBIMS WICHITA, LLC
SMBISS BEVERLY HILLS, LLC
SMBISS CHESTERFIELD, LLC
SMBISS ENCINO, LLC
SMBISS IRVINE, LLC
SP MANAGEMENT SERVICES, INC.
SP NORTH DAKOTA, LLC
SP PRACTICE MANAGEMENT, LLC
SURGERY PARTNERS ACQUISITION COMPANY, INC.
SURGERY PARTNERS OF CORAL GABLES, LLC
SURGERY PARTNERS OF LAKE MARY, LLC
SURGERY PARTNERS OF LAKE WORTH, LLC
SURGERY PARTNERS OF MERRITT ISLAND, LLC
SURGERY PARTNERS OF MILLENIA, LLC
SURGERY PARTNERS OF NEW TAMPA, LLC
SURGERY PARTNERS OF PARK PLACE, LLC
SURGERY PARTNERS OF SARASOTA, LLC
SURGERY PARTNERS OF WEST KENDALL, L.L.C.
SURGERY PARTNERS OF WESTCHASE, LLC
SURGERY PARTNERS, LLC
SYMBION AMBULATORY RESOURCE CENTRES, INC.

By:    /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey
Title:    President and Chief Financial Officer

[Signature Page to Incremental Term Loan Amendment]

SYMBION HOLDINGS CORPORATION
SYMBION, INC.
TAMPA PAIN RELIEF CENTER, INC.
TEXARKANA SURGERY CENTER GP, INC.
UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC
UNIPHY HEALTHCARE OF MAINE I, INC.
VASC, INC.
VILLAGE SURGICENTER, INC.
APS OF JONESBORO, LLC
BLUE RIDGE NOVAMED, INC.
COMMUNITY HOSPITAL HOLDING COMPANY, LLC
COMMUNITY HOSPITAL MANAGEMENT COMPANY, LLC
JENKINS COUNTY HOSPITAL, LLC
JONESBORO ANESTHESIA SERVICES, LLC
NATIONAL SURGICAL HOSPITALS, INC.
NOVAMED OF LAREDO, INC.
NSH BRYAN HOSPITAL, INC.
NSH CALIFORNIA, INC.
NSH CONNECTICUT, INC.
NSH DURHAM, INC.
NSH EL PASO INC.
NSH EL PASO SPECIALTY HOSPITAL, INC.
NSH GEORGIA, INC.
NSH HOLDCO, INC.
NSH LOGAN, INC.
NSH LOUISIANA, INC
NSH MANAGEMENT OF ARIZONA, INC.
NSH MANAGEMENT OF CALIFORNIA, INC.
NSH MESA, INC.
NSH MICHIGAN PROPERTIES, LLC
NSH MICHIGAN, INC.
NSH NORTH IDAHO, INC.
NSH SAN ANTONIO SURGICAL HOSPITAL, INC.
NSH TEXAS, INC.
NSH WISCONSIN, INC.
QUAHOG HOLDING COMPANY, LLC
SCREVEN COUNTY FAMILY HEALTH CENTER, LLC

By:    /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey
Title:    President and Chief Financial Officer

[Signature Page to Incremental Term Loan Amendment]

SCREVEN COUNTY HOSPITAL, LLC
SENTRY MEDICAL BILLING, LLC
SP LOUISIANA, LLC
SPACE COAST ANESTHESIA SERVICES, LLC
SURGERY CENTER OF PENNSYLVANIA, LLC
SYMBIONARC SUPPORT SERVICES, LLC
THE CENTER FOR SPECIAL SURGERY, LLC
THE VILLAGES SURGERY CENTER, LLC
U.S. ORTHOPEDICS, INC.

By:    /s/ Thomas F. Cowhey
Name: Thomas F. Cowhey
Title:    President and Chief Financial Officer

[Signature Page to Incremental Term Loan Amendment]

JEFFERIES FINANCE LLC,
as Administrative Agent, Collateral Agent and 2018 Incremental Term Lender

By: /s/ Paul Chisholm
Name: Paul Chisholm
Title: Managing Director

[Signature Page to Incremental Term Loan Amendment]

Schedule 2.01(A)

2018 Incremental Term Lender	2018 Incremental Term Loan Commitment
Jefferies Finance LLC	$180,000,000.00
Total:	$180,000,000.00

Schedule 4.02(d)

Local Counsel Opinions

State	Counsel Information
Florida	McDermott Will & Emery LLP 333 Avenue of the Americas, Suite 4500 Miami, FL 33131-4336
Georgia	Bryan Cave LLP One Atlantic Center 1201 W Peachtree NW Atlanta, GA 30309
Illinois	Bryan Cave LLP One Atlantic Center 1201 W Peachtree NW Atlanta, GA 30309
Indiana	Wooden & McLaughlin LLP One Indiana Square, Suite 1800 Indianapolis, IN 46204
Missouri	Husch Blackwell LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112
Tennessee	Waller Lansden Dortch & Davis, LLP 511 Union Street, Suite 2700 PO Box 198966 Nashville, TN 37219-8966
Texas	McGuire, Craddock & Strother, P.C. 2501 N Harwood, Suite 1800 St Anns Court Dallas, TX 75201
North Carolina	Carruthers & Roth, P.A. Post Office Box 540 235 North Edgeworth Street Greensboro, NC 27401
Wisconsin	Quarles & Brady LLP 411 East Wisconsin Avenue, Suite 2400 Milwaukee, WI 53202-4426